Exhibit 99.1

Press Release — For Immediate Release

January 25, 2006

Contact:

Penns Woods Bancorp, Inc.

Mr. Ronald A. Walko

President and Chief Executive Officer

115 South Main Street

Jersey Shore, PA  17740

570-322-1111

e-mail-jssb@jssb.com

Penns Woods Bancorp, Inc. Corrects 2005 Fourth Quarter Earnings Release

                NOTE:  The following is a corrected copy of the fourth quarter earnings release of Penns Woods Bancorp, Inc.  The initial copy, dated January 20, 2006, inadvertently and incorrectly reported salary and benefits expense for the three months and twelve months ended December 31, 2005.  The correct amount of salary and benefits expense for the three months and twelve months ended December 31, 2005 was $2,122,000 (not $1,997,000) and $8,445,000 (not $8,320,000).  As a result of the correction, net income for the three and twelve months ended December 31, 2005 was $2,478,000 (not $2,560,000) and $10,901,000 (not $10,983,000), respectively.  Basic and dilutive earnings per share for the three months ended December 31, 2005 were $.63 (not $.65) and basic and dilutive earnings per share for the twelve months ended December 31, 2005 were $2.75 (not $2.77) and $2.74 (not $2.76), respectively.  A copy of the complete earnings release as corrected is set forth below.

Jersey Shore, PA — Penns Woods Bancorp, Inc. (NASDAQ:PWOD) today reported net income for the three and twelve months ended December 31, 2005 of $2,478,000 and $10,901,000 compared to $2,780,000 and $11,083,000 for the same periods of 2004.  Basic and dilutive earnings per share for the three months ended December 31, 2005 were $0.63 as compared to $0.70 for the three months ended December 31, 2004.  The twelve months ended December 31, 2005 had basic and diluted earnings per share of $2.75 and $2.74 as compared to $2.78, basic and diluted, for the twelve months ended December 31, 2004.  Return on average assets and return on average equity was 1.75% and 13.31% for the three months ended December 31, 2005 as compared to 2.03% and 15.19% for the corresponding periods of 2004.  The twelve months ended December 31, 2005 earnings results correlate to a return on average assets and return on average equity of 1.97% and 14.54% as compared to 2.06% and 15.49% for the twelve months ended December 31, 2004.

Net income from core operations (“operating earnings”) for the three and twelve months ended December 31, 2005, excluding security gains, were $2,256,000 and $9,456,000, respectively as compared to $2,357,000 and $9,647,000 for the same periods of 2004.  Operating earnings for the year ended December 31, 2005 were impacted by additional bank-owned life insurance revenue of $196,000 related to a death benefit received during the year.   Earnings for 2005 have also been impacted by the opening of our new North Atherton Street branch in State College in May 2005.

“Our insurance and investment product sales company, The M Group, continued to expand its market during 2005 by aligning with other banks and credit unions to serve the needs of their customers.   The market area growth coupled with strong customer service has allowed the company to increase profitability since joining the Penns Woods’ family.  In fact, The M Group reported record levels of revenue and net income for the twelve month period.  We are pleased with the results of The M Group and look forward to the bright future ahead,” commented Ronald A. Walko, President and Chief Executive Officer of Penns Woods Bancorp, Inc.

The net interest margin decreased for the twelve months ended December 31, 2005 to 4.49% from 4.54% for the corresponding period of 2004.  The decrease is due to several factors including a 40 basis point rise in the cost of time deposits in addition to a 120 basis point increase in the cost of short-term borrowings.  The increase in the cost of time deposits and borrowings is directly related to the continued cycle of rate increases by the Federal Open Market Committee.  Counteracting this increased cost was a shift in the investment portfolio to tax-exempt bonds that led to a tax equivalent yield on the investment portfolio of 5.55% for the twelve months ended December 31, 2005 or an increase over 2004 results of 46 basis points.

Total assets grew $21,965,000 or 4.0% to $568,668,000 at December 31, 2005.  A continued emphasis on quality loan growth has led to an increase in the gross loan portfolio of $13,933,000 from December 31, 2004 to 2005.  In addition to the loan growth, a significant investment in low-income housing was undertaken during 2005 as part of the company’s investment in the community.

“During the fourth quarter, we began preparing for the addition of a new branch in Montoursville during 2006.  The branch will allow us to expand our presence in Lycoming County while increasing the convenience of banking with Jersey Shore State Bank for our existing customers located east of Williamsport.  During the fourth quarter we evaluated and reorganized our product and service support departments. The realignment will ultimately allow the organization to improve efficiency while at the same time preparing our organization to better serve our customer’s needs in terms of new product development and support and delivery such as cash management services for our small business customers,” stated Mr. Walko.

Shareholders’ equity increased $754,000 to $73,919,000 at December 31, 2005 as earnings outpaced a decline in accumulated other comprehensive income of $3,481,000.  The decrease in accumulated comprehensive income is a reflection of a decline in market value, unrealized gains and losses, for our investment portfolio at December 31, 2005 as compared to December 31, 2004.  The current level of shareholders’ equity equates to a book value per share of $18.59 as compared to $18.36 at December 31, 2004.  During the three months ended December 31, 2005 a dividend of $0.41 per share was paid to shareholders in addition to a 6 for 5 stock split that occurred in December of this year prior to the cash dividend payment.  The dividend represented a 21% increase over the regular dividend paid during the comparable period of 2004 and an increase of 5% over the third quarter 2005 dividend.  “During 2005 we strategically set out to increase shareholder value, in part, by providing a cash dividend for the year that would result in a return on investment at or exceeding four percent.  Our continued strong earnings performance to date made it possible to accomplish this. Total cash dividends for the year increased from $1.47 per share in 2004 to $1.56 in 2005,” commented Mr. Walko.  The range of closing prices for Penns Woods Bancorp, Inc. “PWOD” stock was between $36.67 and $39.76 during the three months ended December 31, 2005 and between $36.67 and $41.67 for the year ended December 31, 2005.

                Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates twelve branch offices providing financial services in Lycoming, Clinton and Centre Counties.  Investment and insurance products are offered through the bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by PWOD, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature. Because certain of these items and their impact on PWOD’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of PWOD’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are other than statements of historical fact.  PWOD cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of PWOD herein:  (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on PWOD’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.

Previous press releases and additional information can be obtained from the company’s website at

www.jssb.com.

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.

CONSOLIDATED BALANCE SHEET

(UNAUDITED)

(In Thousands, Except Share Data)	December 31,	December 31,
	2005	2004	% Change
ASSETS:
Noninterest-bearing balances	$14,065	$12,602	11.6%
Interest-bearing deposits in other financial institutions	25	24	4.2%
Total cash and cash equivalents	14,090	12,626	11.6%

Investment securities, available for sale, at fair value	187,018	184,163	1.6%
Investment securities held to maturity (fair value of $238 and $561)	265	558	-52.5%
Loans held for sale	3,545	4,624	-23.3%
Loans, net of unearned discount of $1,062 and $1,096	338,438	324,505	4.3%
Less: Allowance for loan and lease losses	3,679	3,338	10.2%
Loans, net	334,759	321,167	4.2%

Premises and equipment, net	6,409	4,882	31.3%
Accrued interest receivable	2,828	2,246	25.9%
Bank-owned life insurance	10,718	10,976	-2.4%
Goodwill	3,032	3,032	0.0%
Other assets	6,004	2,429	147.2%
TOTAL ASSETS	$568,668	$546,703	4.0%

LIABILITIES:
Interest-bearing deposits	$281,150	$282,786	-0.6%
Noninterest-bearing deposits	71,379	74,050	-3.6%
Total deposits	352,529	356,836	-1.2%

Short-term borrowings	54,003	36,475	48.1%
Long-term borrowings, Federal Home Loan Bank(FHLB)	84,478	75,878	11.3%
Accrued interest payable	1,108	850	30.4%
Other liabilities	2,631	3,499	-24.8%
TOTAL LIABILITIES	494,749	473,538	4.5%

SHAREHOLDERS' EQUITY:
Common stock, par value $8.33, 10,000,000 shares authorized; 4,002,159 and 3,998,204 shares issued	33,351	33,318	0.1%
Additional paid-in capital	17,772	17,700	0.4%
Retained earnings	22,938	18,262	25.6%
Accumulated other comprehensive gain	850	4,331	-80.4%
Less: Treasury stock at cost, 26,372 and 12,372 shares	(992)	(446)	122.4%
TOTAL SHAREHOLDERS' EQUITY	73,919	73,165	1.0%
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$568,668	$546,703	4.0%

Share data has been adjusted for a 6 for 5 stock split that occurred in 2005.

PENNS WOODS BANCORP, INC.

CONSOLIDATED STATEMENT OF INCOME

(UNAUDITED)

(In Thousands, Except Per Share Data)	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2005	2004	% Change	2005	2004	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$6,051	$5,785	4.6%	$23,121	$21,363	8.2%
Investment Securities:
Taxable	931	1,412	-34.1%	4,376	6,690	-34.6%
Tax-exempt	977	575	69.9%	3,223	1,708	88.7%
Dividend	305	392	-22.2%	1,178	1,186	-0.7%
TOTAL INTEREST AND DIVIDEND INCOME	8,264	8,164	1.2%	31,898	30,947	3.1%

INTEREST EXPENSE:
Deposits	1,623	1,231	31.8%	5,774	4,775	20.9%
Short-term borrowings	386	172	124.4%	931	539	72.7%
Long-term borrowings	965	870	10.9%	3,676	3,454	6.4%
TOTAL INTEREST EXPENSE	2,974	2,273	30.8%	10,381	8,768	18.4%

NET INTEREST INCOME	5,290	5,891	-10.2%	21,517	22,179	-3.0%

PROVISION FOR LOAN LOSSES	180	150	20.0%	720	465	54.8%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,110	5,741	-11.0%	20,797	21,714	-4.2%

NON-INTEREST INCOME:
Service charges	625	486	28.6%	2,228	1,983	12.4%
Securities gains, net	336	641	-47.6%	2,190	2,176	0.6%
Bank-owned life insurance	93	24	287.5%	568	294	93.2%
Insurance commissions	525	486	8.0%	2,327	2,282	2.0%
Other operating income	290	270	7.4%	1,254	1,214	3.3%
TOTAL NON-INTEREST INCOME	1,869	1,907	-2.0%	8,567	7,949	7.8%

NON-INTEREST EXPENSES:
Salaries and employee benefits	2,122	2,124	-0.1%	8,445	7,937	6.4%
Occupancy expense, net	251	255	-1.6%	1,089	959	13.6%
Furniture and equipment expense	256	295	-13.2%	973	1,016	-4.2%
Pennsylvania shares tax expense	132	131	0.8%	549	508	8.1%
Other operating expenses	1,148	1,077	6.6%	4,183	3,897	7.3%
TOTAL NON-INTEREST EXPENSES	3,909	3,882	0.7%	15,239	14,317	6.4%

INCOME BEFORE INCOME TAX PROVISION	3,070	3,766	-18.5%	14,125	15,346	-8.0%
INCOME TAX PROVISION	592	986	-40.0%	3,224	4,263	-24.4%
NET INCOME	$2,478	$2,780	-10.9%	$10,901	$11,083	-1.6%

EARNINGS PER SHARE - BASIC	$0.63	$0.70	-10.0%	$2.75	$2.78	-0.9%

EARNINGS PER SHARE - DILUTED	$0.63	$0.70	-10.0%	$2.74	$2.78	-1.3%

WEIGHTED AVERAGE SHARES OUTSTANDING-BASIC	3,964,709	3,983,120	-0.5%	3,971,926	3,990,008	-0.5%

WEIGHTED AVERAGE SHARES OUTSTANDING-DILUTED	3,966,285	3,987,323	-0.5%	3,974,055	3,994,352	-0.5%

DIVIDENDS PER SHARE	$0.41	$0.59	-30.7%	$1.56	$1.47	6.4%

Share data has been adjusted for a 6 for 5 stock split that occurred in 2005.

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Three Months Ended
	December 31, 2005			December 31, 2004
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$7,981	$121	6.01%	$1,282	$20	6.19%
All other loans	331,159	5,971	7.15%	322,550	5,772	7.10%
Total loans	339,140	6,092	7.13%	323,832	5,792	7.10%

Taxable securities	99,063	1,236	4.99%	146,779	1,804	4.92%
Tax-exempt securitites	89,707	1,480	6.60%	47,469	871	7.34%
Total securities	188,770	2,716	5.76%	194,248	2,675	5.51%

Total interest-earning assets	527,910	8,808	6.64%	518,080	8,467	6.50%

Other assets	37,850			29,623

TOTAL ASSETS:	$565,760			$547,703

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$61,609	118	0.76%	$69,855	146	0.83%
Super Now deposits	48,016	114	0.94%	57,138	115	0.80%
Money market deposits	26,110	106	1.61%	34,865	100	1.14%
Time deposits	153,015	1,285	3.33%	130,478	870	2.65%
Total Deposits	288,750	1,623	2.23%	292,336	1,231	1.67%

Short-term borrowings	42,501	386	3.60%	32,535	172	2.10%
Long-term borrowings	84,478	965	4.53%	75,878	870	4.55%
Total borrowings	126,979	1,351	4.22%	108,413	1,042	3.81%

Total interest-bearing liabilities	415,729	2,974	2.84%	400,749	2,273	2.25%

Demand deposits	71,049			68,985
Other liabilities	4,525			4,756
Shareholders’ equity	74,457			73,213

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$565,760			$547,703
Interest rate spread			3.80%			4.25%
Net interest income/margin		$5,834	4.40%		$6,194	4.76%

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Twelve Months Ended
	December 31, 2005			December 31, 2004
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$5,370	$307	5.72%	$1,359	$82	6.03%
All other loans	325,177	22,919	7.05%	301,248	21,309	7.07%
Total loans	330,547	23,226	7.03%	302,607	21,391	7.07%

Taxable securities	115,041	5,554	4.83%	170,876	7,877	4.61%
Tax-exempt securitites	72,892	4,882	6.70%	34,665	2,586	7.46%
Total securities	187,933	10,436	5.55%	205,541	10,463	5.09%

Total interest-earning assets	518,480	33,662	6.49%	508,148	31,854	6.27%

Other assets	34,181			29,498

TOTAL ASSETS:	$552,661			$537,646

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$64,795	500	0.77%	$69,796	578	0.83%
Super Now deposits	50,756	438	0.86%	54,690	391	0.71%
Money market deposits	29,317	412	1.41%	35,164	392	1.11%
Time deposits	146,391	4,424	3.02%	130,340	3,414	2.62%
Total Deposits	291,259	5,774	1.98%	289,990	4,775	1.65%

Short-term borrowings	32,113	931	2.90%	31,653	539	1.70%
Long-term borrowings	80,820	3,676	4.55%	75,727	3,454	4.56%
Total borrowings	112,933	4,607	4.08%	107,380	3,993	3.72%

Total interest-bearing liabilities	404,192	10,381	2.57%	397,370	8,768	2.21%

Demand deposits	69,457			64,434
Other liabilities	4,058			4,295
Shareholders’ equity	74,954			71,547

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$552,661			$537,646
Interest rate spread			3.92%			4.06%
Net interest income/margin		$23,281	4.49%		$23,086	4.54%

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004

Operating Data

Net income	$2,478	$2,948	$2,760	$2,715	$2,780
Net interest income	5,290	5,412	5,413	5,402	5,891
Provision for loan losses	180	180	180	180	150
Net security gains	336	556	687	611	641
Non-interest income, excluding net security gains	1,533	1,728	1,610	1,506	1,266
Non-interest expense	3,909	3,822	3,887	3,621	3,882

Performance Statistics

Net interest margin	4.40%	4.49%	4.58%	4.57%	4.84%
Annualized return on average assets	1.75%	2.12%	2.03%	2.01%	2.03%
Annualized return on average equity	13.31%	16.54%	14.81%	14.56%	15.10%
Annualized net loan charge-offs to avg loans	-0.01%	0.22%	0.11%	0.15%	0.09%
Net charge-offs (recoveries)	(7)	180	87	119	75
Efficiency ratio	57.3	53.5	55.4	52.4	54.2

Per Share Data

Basic earnings per share	$0.63	$0.74	$0.69	$0.68	$0.70
Diluted earnings per share	0.63	0.74	0.69	0.68	0.70
Dividend declared per share	0.41	0.39	0.38	0.38	0.59
Book value	18.59	18.69	19.02	18.04	18.36
Common stock price:
High	39.76	38.30	41.58	41.67	41.77
Low	36.67	36.76	37.08	38.58	37.72
Close	38.87	37.50	38.18	40.84	40.00
Weighted average common shares:
Basic	3,965	3,973	3,974	3,973	3,983
Fully Diluted	3,966	3,974	3,977	3,976	3,988
End-of-period common shares:
Issued	4,002	3,998	3,998	3,998	3,998
Treasury	26	16	12	12	12

Share data has been adjusted for a 6 for 5 stock split that occurred in 2005.

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004

Financial Condition Data:
General
Total assets	$568,668	$570,419	$573,593	$543,993	$546,703
Loans, net	334,759	327,159	324,378	319,741	321,167
Intangibles	3,032	3,032	3,032	3,032	3,032
Total deposits	352,529	363,190	382,274	354,301	356,836
Noninterest-bearing	71,379	72,053	72,087	72,708	74,050

Savings	61,906	67,858	70,073	69,097	69,807
NOW	48,678	49,064	54,977	51,831	55,211
Money Market	24,446	26,757	29,745	31,310	32,377
Time Deposits	146,120	147,458	155,392	129,355	125,391
Total interest-bearing deposits	281,150	291,137	310,187	281,593	282,786

Core deposits*	206,409	215,732	226,882	224,946	231,445
Shareholders’ equity	73,919	74,490	75,795	71,911	73,165

Asset Quality

Non-performing assets	$602	$1,056	$1,721	$1,343	$1,725
Non-performing assets to total assets	0.11%	0.19%	0.30%	0.25%	0.32%
Allowance for loan losses	3,679	3,492	3,492	3,399	3,338
Allowance for loan losses to total loans	1.09%	1.06%	1.07%	1.05%	1.03%
Allowance for loan losses to non-performing loans	611.13%	330.68%	202.91%	253.09%	193.51%
Non-performing loans to total loans	0.18%	0.32%	0.52%	0.42%	0.53%

Capitalization

Shareholders’ equity to total assets	13.00%	13.06%	13.21%	13.22%	13.38%

* Core deposits are defined as total deposits less time deposits